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                                                                 Exhibit 10.1

                      PROJECT PARTICIPATION AGREEMENT


         THIS PROJECT PARTICIPATION AGREEMENT is dated as of November 3, 1997 and is by and among Brandywine Operating Partnership, L.P. ("BOP"), Brandywine TB I, L.P. ("BOP Sub I"), Brandywine TB II, L.P. ("BOP Sub II"), Brandywine TB III, L.P. ("BOP Sub III"), Donald W. Pulver ("Pulver"), Two Oliver Tower Associates ("Two OTA"), Four Oliver Tower Associates ("Four OTA"), Five Oliver Tower Associates ("Five OTA"), Oliver Tower Land Holding Associates ("OTLHA") and Oliver Tyrone Pulver Corporation ("OTP Corp.").

                                 Background

         Two Tower Bridge Associates (the "Two T.B. Partnership") owns the property and building (the "Two T.B. Project") described on Exhibit A . Tower Bridge Land Holding Associates I (the "Four T.B. Seller") owns the property (the "Four T.B. Property") described on Exhibit B. Tower Bridge Land Holding Associates II (the "Five T.B. Seller") owns the property (the "Five T.B. Property") described on Exhibit C. OTLHA is a general partner in the Four T.B. Seller and the Five T.B. Seller. The direct and indirect interests of Pulver in real estate in the Boroughs of Conshohocken and West Conshohocken are identified on Exhibit D.

         The parties are entering into this Agreement in order to set forth the terms upon which: (i) BOP Sub II will be admitted as a general partner of the Two T.B. Partnership; (ii) BOP Sub I and Four OTA will enter into an Agreement of Limited Partnership (the "Four T.B. Partnership") in order to purchase and develop the Four T.B. Property; (iii) BOP Sub III and Five OTA will enter into an Agreement of Limited Partnership (the "Five T.B. Partnership") in order to acquire an option to purchase the Five T.B. Property; and (iv) certain related matters will be handled.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1.   Two T.B. Partnership.

              a. Attached to this Agreement as Exhibit E is an unexecuted copy of the Second Amended and Restated Agreement of Limited Partnership of the Two T.B. Partnership (the "Two T.B. Partnership Agreement"). Upon satisfaction of the conditions specified in subparagraphs a(i) and (ii) below, BOP Sub II, Two OTA and Pulver (as limited partner) shall execute the Two T.B. Partnership Agreement and take the actions provided for therein and shall complete those exhibits to the Two T.B. Partnership Agreement that are not included as part of Exhibit E or that require completion or updating (Exhibits A, F, F-1, G, H, I, K and M).

                   (i) Funding of a mortgage loan (the "Two T.B. Mortgage Loan"), secured by the Two T.B. Project, in the principal amount of not less than $5,000,000 and not more than that number which produces a ratio of (a) mortgage debt to (b) the sum of



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mortgage debt plus equity in the Two T.B. Partnership of 65%.  Subject to paragraph 1.c below, BOP and Two OTA agree to use their best efforts to obtain the Two T.B. Mortgage Loan as promptly as commercially practicable. To avoid uncertainty on the matter, BOP and Two OTA agree that a mortgage loan having terms comparable to the terms contained in Exhibit F would be acceptable.

                   (ii) Prepayment of the outstanding indebtedness (the "AFL-CIO Debt") owing to the AFL-CIO Building Investment Trust (the "AFL-CIO").

              b. Immediately upon execution and delivery of the Four T.B. Sale Agreement (as defined in paragraph 2 below) by the parties thereto, Two OTA will deliver to the AFL-CIO the prepayment notice in the form attached hereto as Exhibit G (the "Prepayment Notice").

              c. Until execution and delivery of the Four T.B. Sale Agreement by the parties thereto, and delivery by Two OTA of the Prepayment Notice to the AFL-CIO, neither BOP nor BOP Sub II shall have any obligation to pay a commitment fee to a lender in respect of the Two T.B. Mortgage Loan.
 The amount of any commitment fee payable to a lender in respect of the Two T.B. Mortgage Loan (and any other fees called for in the loan commitment) shall be paid by BOP or BOP Sub II and shall accrue interest at the rate of 10% from the date made. Upon execution of the Two T.B. Partnership Agreement, the amount so paid by BOP or BOP Sub II (plus a 10% return) on account of the commitment fee shall constitute BOP Preference Capital under the Two T.B. Partnership Agreement and shall (unless simultaneously repaid to BOP or BOP Sub II) be deemed to have been made pursuant to Section 3.01 of the Two T.B. Partnership Agreement (whether or not expressly provided therein). Two OTA shall not be required to pay any portion of the commitment fee or any other fees called for in the commitment.

              d. The parties agree that all the net proceeds of the Two T.B. Mortgage Loan will be applied to prepayment of the AFL-CIO Debt and that the additional amount required to fully prepay the AFL-CIO Debt and to pay actual costs associated with such prepayment will be funded by the capital contribution required to be made by BOP Sub II pursuant to Section 3.01 of the Two T.B. Partnership Agreement (which amount shall constitute BOP Preference Capital under the Two T.B. Partnership Agreement).

              e. Prior to the earlier of: (i) execution by BOP Sub II, Two OTA and Pulver of the Two T.B. Partnership Agreement and (ii) the Termination Date (as defined in subparagraph g below), Two OTA agrees (a) to operate the Two T.B. Partnership and the Two T.B. Project in the ordinary course, consistent with current practice, (b) to obtain the prior consent of BOP to any new leasing arrangements at the Two T.B. Project (other than as and to the extent provided in Section 4.09A.(5) of the Two T.B. Partnership Agreement with respect to "Relocating Tenants"), (c) not to permit additional encumbrances on the Two T.B. Project, (d) not to permit a change in the ownership of the Two T.B. Partnership or the Two T.B. Project

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(other than upon the death of a partner) and (e) not to permit a modification to use or easement agreements affecting the Two T.B. Project.

              f. Two OTA hereby represents and warrants to BOP and BOP Sub II as to each of the matters contained in Section 4.09 of the Two T.B. Partnership Agreement. At the time the Two T.B. Partnership Agreement is signed and BOP Sub II is admitted as a partner in the Two T.B. Partnership, Two OTA shall again make such representations and warranties, with such exceptions thereto to be listed on a schedule as shall be necessary to reflect changes occurring after the date hereof. In addition, Two OTA represents and warrants that: (i) Exhibit H attached hereto consists of two letters (the "Debt Letters") from holders of subordinated debt relating to the Two T.B. Project stating the outstanding principal amount of such subordinated debt, plus accrued interest, as of the dates specified in such Debt Letters and (ii) the outstanding principal amount of the AFL-CIO Debt as of December 31, 1996 is as reflected in the audited balance sheet of the Two T.B. Partnership as of December 31, 1996. Two OTA represents and warrants that since the respective date(s) of the Debt Letters, all amounts that have fallen due on the indebtedness that is the subject of the Debt Letters (consisting of $8,675.88 (principal and interest) (RDA) and $0 (UDAG), respectively, in respect of the debt covered thereby) have been paid in full.

              g. In the event that BOP and Two OTA, despite use of their best efforts, have been unable to obtain the Two T.B. Mortgage Loan by March 31, 1999 (the "Termination Date"), the rights and obligations of the parties under this paragraph 1 shall terminate without further liability.

         2.   Four  T.B. Partnership.

              a. Attached to this Agreement as Exhibit I is an unexecuted copy of the Agreement of Limited Partnership of the Four T.B. Partnership (the "Four T.B. Partnership Agreement").

              b. Immediately following the execution of this Agreement, BOP Sub I and Four OTA shall execute and deliver the Four T.B. Partnership Agreement and shall execute and deliver an agreement of sale for the Four T.B. Property (the "Four T.B. Sale Agreement") with the Four T.B. Seller.
The terms of the Four T.B. Sale Agreement must be mutually agreeable to BOP and Four OTA.

              c. Following acquisition by the Four T.B. Partnership of the Four T.B. Property pursuant to the Four T.B. Agreement of Sale, BOP shall advance funds to pay those costs identified on Exhibit J, provided that BOP shall not be obligated to advance any funds to pay for the costs of construction of the culvert at the Four T.B. Property until it has been provided: (x) an updated engineer's certificate certifying that all licenses, permits and approvals for construction of the culvert have been obtained, (y) an acceptable guaranteed maximum price construction contract for construction of the culvert and (z) a waiver of liens in recordable form

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delivered by the general contractor for the culvert construction.  The amounts so advanced by BOP (the "BOP Advances"): (i) shall accrue interest at the rate of 10% per annum from the date made, (ii) shall constitute the obligation of the Four T.B. Partnership, (iii) shall be secured by an open-end mortgage and security agreement and (iv) shall be repaid by the Four T.B. Partnership from proceeds of an acquisition and construction loan (the "Acquisition and Construction Loan") that the Four T.B. Partnership intends to obtain to fund the cost of acquiring and developing the Four T.B. Property. In the event the Acquisition and Construction Loan has not closed by December 31, 1998, the BOP Advances, together with accrued interest thereon, shall become due and payable on such date. Prior to repayment in full of the BOP Advances and accrued interest thereon, the BOP Advances shall be treated for all purposes as a "Partner Priority Loan" under the Four T.B. Partnership Agreement.

              d. BOP, Pulver and Four OTA agree that an Acquisition and Construction Loan having terms comparable to the terms contained in Exhibit K would be acceptable. BOP and Pulver agree to provide the commitments and collateral required to be furnished by them under the term sheet attached as Exhibit K in connection with the consummation of the Acquisition and Construction Loan provided for therein.

              e. The terms and conditions attached as Exhibit K require that a loan commitment for a permanent loan be issued prior to closing under the Acquisition and Construction Loan. BOP and Four OTP shall use their best efforts to obtain a permanent loan commitment in the form of Exhibit K-1 attached hereto and made a part hereof as soon as commercially practicable.

         3.   Five T.B. Partnership.

              a. Attached to this Agreement as Exhibit L is an unexecuted copy of the Agreement of Limited Partnership of the Five T.B. Partnership (the "Five T.B. Partnership Agreement"). Attached to this Agreement as Exhibit M is an unexecuted copy of a Purchase Option Agreement, with exhibits thereto attached (the "Option Agreement") between the Five T.B. Seller and the Five T.B. Partnership. Concurrently with the closing under the Four T.B. Sale Agreement, and as a condition to such closing: (i) BOP Sub III and Five OTA will form the Five T.B. Partnership and (ii) the Five T.B. Seller and the Five T.B. Partnership will execute the Option Agreement.

              b. Exercise of the Option pursuant to the Option Agreement and extension of the Option from the first to the second anniversary of the date of the Option Agreement shall each require the joint consent of BOP Sub III and Five OTA; provided, however, that in the event that a Bona Fide Third Party Offer (as defined in Section 8 of the Option Agreement) is submitted to the Five T.B. Seller, BOP Sub III shall have the sole and exclusive right and authority to determine, on behalf of the Five T.B. Partnership, whether the Five T.B. Partnership shall exercise the Option.

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              c.   Subject to execution of the Option Agreement, BOP Sub III
agrees to advance the Option payments pursuant to Section 4 of the Option Agreement. Each such advance shall accrue interest from the date made at the rate of 10% per annum, compounded annually, and shall be treated as a capital contribution by BOP Sub III to the Five T.B. Partnership and added to the BOP Preference Capital under the Five T.B. Partnership Agreement.

              d. In the event that the Option is not extended from the first to the second anniversary of its date of issuance and expires unexercised, then an amount equal to the aggregate amount contributed or deemed contributed by BOP Sub III to the capital of the Five T.B. Partnership in payment of the First Year Option Payment (as defined in Section 4 of the Option Agreement), together with the 10% accrued return thereon, shall automatically be deemed to have been contributed to the capital of the Four T.B. Partnership by or on behalf of BOP Sub I on the expiration of the Option and shall thereupon become a part of and increase the BOP Preference Capital under the Four T.B. Partnership.

         4. Right of First Offer. Pulver, on behalf of himself and entities controlled by him, and BOP will execute: (i) the Right of First Offer Agreements attached as Exhibits N-1 and N-2 (in respect of properties known, respectively, as Three Tower Bridge and Tower Bridge North) concurrently with the closing under the Four T.B. Agreement of Sale; and (ii) the Right of First Offer Agreement attached as Exhibit N-3 (in respect of Pulver's partnership interest in the partnership that owns property known as One Tower Bridge) concurrently with the closing under the Four T.B. Agreement of Sale.

         5. OTLHA Representations and Warranties. OTLHA represents and warrants for the benefit of BOP and its subsidiaries that: (i) attached hereto as Exhibit O-1 is a true and correct copy of the Agreement of Limited Partnership of the Five T.B. Seller and such Agreement is currently in full force and effect; and (ii) attached hereto as Exhibit O-2 is a true and correct copy of the Agreement of Limited Partnership of Tower Bridge North Associates (which Partnership owns the land referred to as Tower Bridge North, including Six Tower Bridge) and such Agreement is currently in full force and effect.

         6.   Miscellaneous.

              a. No recourse shall be had for any obligation of Brandywine Realty Trust, in its capacity as general partner of BOP, under this Agreement or under any document executed in connection herewith or pursuant hereto, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of Brandywine Realty Trust.

              b. Pulver represents and warrants that his current direct and indirect interests in real estate in the Boroughs of Conshohocken and West Conshohocken are identified on Exhibit D and this representation and warranty shall survive consummation of the transactions provided for herein.

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              c.   Pulver shall have no personal liability for any
obligations arising hereunder other than his obligations arising under paragraphs 1.a, 2.d, 4 and 6.b. The obligation of Pulver under paragraph 1.a is to execute the Two T.B. Partnership Agreement as provided therein. The obligation of Pulver under paragraph 2.d is to provide the guaranty and collateral required to be provided by him pursuant to the term sheet attached as Exhibit K. The obligation of Pulver under paragraph 4 is to execute or cause certain entities to execute the Rights of First Offer Agreement identified therein at the times specified therein.

              d. The parties shall be entitled to the remedy of specific performance to enforce the obligations of the other parties hereunder in addition to all other remedies at law and equity.

              e. The parties agree that time is of the essence for the performance of their respective obligations hereunder.

              f. The rights and obligations of the parties hereunder shall be assignable only upon the written consent of the other parties hereto.

              g. No person who is not a party to this Agreement shall be deemed a third-party beneficiary of this Agreement.

              h. The parties acknowledge that Brandywine Realty Trust intends to file this Agreement (and some or all of the exhibits) as an exhibit to a filing it makes with the Securities and Exchange Commission ("SEC"). Upon execution and delivery of this Agreement, the parties shall jointly issue a press release and shall jointly issue future press releases with respect to the subject matter of this Agreement. Brandywine Realty Trust reserves the right to issue such press releases as it believes are reasonably necessary to enable it to comply with federal securities laws and shall endeavor to conform the format of any such press releases to the format of any press releases reflected in jointly issued press releases. In no event shall Brandywine Realty Trust be required to review with any other party hereto or any party to any of the documents referred to herein any filings it makes with the SEC or any stock exchange.

              i. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

              j. This Agreement may be amended only by a writing signed by the parties hereto.

              k. This Agreement, together with the exhibits hereto, represents the entire agreement of the parties with respect to the subject matter hereof.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             BRANDYWINE OPERATING PARTNERSHIP

                             By:    BRANDYWINE REALTY TRUST, as
                                    general partner

                                    By:     /s/ Anthony A. Nichols, Sr.
                                            ------------------------------
                                            Anthony A. Nichols, Sr.
                                    Title:  Chairman of the Board

                             BRANDYWINE TB I, L.P.

                             By:    BRANDYWINE TB I, L.L.C., as general
                                    partner

                                    By:     /s/ Anthony A. Nichols, Sr.
                                            ------------------------------
                                            Anthony A. Nichols, Sr.
                                    Title:  Chairman of the Board

                             BRANDYWINE TB II, L.P.

                             By:    BRANDYWINE TB II, L.L.C., as general
                                    partner

                                    By:     /s/ Anthony A. Nichols, Sr.
                                            ------------------------------
                                            Anthony A. Nichols, Sr.
                                    Title:  Chairman of the Board

                             BRANDYWINE TB III, L.P.

                             By:    BRANDYWINE TB III, L.L.C., as general
                                    partner

                                    By:     /s/ Anthony A. Nichols, Sr.
                                            ------------------------------
                                            Anthony A. Nichols, Sr.
                                    Title:  Chairman of the Board

                             /s/ Donald W. Pulver
                             ---------------------------------------------
                             Donald W. Pulver

                  [SIGNATURES CONTINUED ON THE NEXT PAGE]

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                             TWO OLIVER TOWER ASSOCIATES

                             By:  TWO OLIVER TOWER CORPORATION,
                                  as general partner

                                  By:     /s/ Donald W. Pulver
                                          --------------------------
                                          Donald W. Pulver
                                  Title:  President

                             FOUR OLIVER TOWER ASSOCIATES

                             By:  FOUR OLIVER TOWER CORPORATION,
                                  as general partner

                                  By:     /s/ Donald W. Pulver
                                          --------------------------
                                          Donald W. Pulver
                                  Title:  President

                             FIVE TOWER ASSOCIATES

                             By:  FIVE OLIVER TOWER CORPORATION,
                                  as general partner

                                  By:     /s/ Donald W. Pulver
                                          --------------------------
                                          Donald W. Pulver
                                  Title:  President

                             OLIVER TOWER LAND HOLDING
                             ASSOCIATES

                             By:  OLIVER TYRONE PULVER
                                  CORPORATION, as general partner

                                  By:     /s/ Donald W. Pulver
                                          --------------------------
                                          Donald W. Pulver
                                  Title:  President

                             OLIVER TYRONE PULVER CORPORATION

                                  By:     /s/ Donald W. Pulver
                                          --------------------------
                                          Donald W. Pulver
                                  Title:  President

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